UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2020

GMS INC.

(Exact name of registrant as specified in charter)

Delaware	001-37784	46-2931287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Centre Parkway, Suite 800 Tucker, Georgia	30084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 392-4619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
Common Stock, par value $0.01 per share	GMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2020, Richard K. Mueller resigned from the Board of Directors (the “Board”) of GMS Inc. (the “Company”), effective October 19, 2020. Mr. Mueller’s resignation was due to his desire to retire from the Board and not the result of any dispute or disagreement with the Company or the Company’s Board on any matter relating to the operations, policies or practices of the Company. Following Mr. Mueller’s retirement, the Board reduced the size of the Board from nine to eight directors.

On October 22, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). As further described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, stockholders of the Company approved the adoption of the GMS Inc. 2020 Equity Incentive Plan. The GMS Inc. 2020 Equity Incentive Plan was made effective as of October 22, 2020, upon receipt of stockholder approval at the Annual Meeting. A description of the material terms of the GMS Inc. 2020 Equity Incentive Plan and a copy of the GMS Inc. 2020 Equity Incentive Plan are included in the Company’s definitive proxy statement on Schedule 14A filed on August 27, 2020 with the Securities and Exchange Commission, and are incorporated by reference herein.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 22, 2020, the stockholders of the Company approved amendments to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) and First Amended and Restated Bylaws (the “Bylaws”) to (1) declassify the Board, (2) eliminate supermajority voting requirements and other obsolete provisions set forth therein, and (3) permit the Board to amend the Bylaws without shareholder approval (collectively, the “Amendments”). The full text of the Amendments were set forth in the Company’s definitive proxy statement on Schedule 14A filed on August 27, 2020 with the Securities and Exchange Commission.

The Board approved the amendment and restatement of the Charter and Bylaws to give effect to the Amendments. The full text of the amended and restated Charter and Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by this reference. The amended and restated Charter became effective upon the filing thereof with the Secretary of State of the State of Delaware and the amended and restated Bylaws were effective following the Annual Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on October 22, 2020. At the Company’s Annual Meeting, stockholders voted on the matters disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 27, 2020. A total of 42,735,602 shares of the Company’s common stock were entitled to vote as of August 25, 2020, the record date for the Annual Meeting. A total of 39,767,115 shares were present in person or represented by proxy at the Annual Meeting, representing approximately 93% of all shares entitled to vote at the Annual Meeting. The following is a summary of the final voting results for each matter presented to stockholders.

Proposal 1: The election of the four Class I director nominees, each for a three-year term or until such earlier time as his or her successor is duly elected and qualified. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes

Peter C. Browning	37,575,903	582,771	1,608,441

Thereon I. Gilliam	37,767,811	390,863	1,608,441

Mitchell B. Lewis	37,949,972	208,702	1,608,441

John C. Turner, Jr.	38,067,067	91,607	1,608,441

Pursuant to the foregoing votes, the four Class I director nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional director nominations brought before the Annual Meeting.

Proposal 2:  The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2021. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

39,724,797	33,205	9,113	0

Pursuant to the foregoing vote, the proposal regarding ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2021 was approved.

Proposal 3: The approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the Company’s Proxy Statement. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

37,395,311	646,096	117,267	1,608,411

Pursuant to the foregoing vote, the proposal regarding advisory approval of the Company’s executive compensation program was approved.

Proposal 4: The approval of amendments to the Charter to declassify the Company’s board of directors. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

38,046,108	5,897	106,669	1,608,441

Pursuant to the foregoing vote, the proposal regarding amendments to the Company’s Charter to declassify the board of directors was approved.

Proposal 5: The approval of amendments to the Charter and Bylaws to eliminate supermajority voting requirements and other obsolete provisions. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

38,150,885	7,158	631	1,608,441

Pursuant to the foregoing vote, the proposal regarding amendments to the Company’s Charter and Bylaws to eliminate supermajority voting requirements and other obsolete provisions was approved.

Proposal 6: The approval of amendments to the Company’s Charter and Bylaws to permit the Company’s board of directors to amend the Company’s Bylaws. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

36,440,052	1,717,161	1,461	1,608,441

Pursuant to the foregoing vote, the proposal regarding amendments to the Company’s Charter and Bylaws to permit the Company’s board of directors to amend the Company’s Bylaws was approved.

Proposal 7: The approval of the GMS Inc. 2020 Equity Incentive Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

35,580,525	2,558,947	19,202	1,608,441

Pursuant to the foregoing vote, the proposal regarding the GMS Inc. 2020 Equity Plan was approved.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Third Amended and Restated Certificate of Incorporation of GMS Inc.

3.2	Second Amended and Restated Bylaws of GMS Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

Date: October 23, 2020	By:	/s/ Scott M. Deakin
		Name:	Scott M. Deakin
		Title:	Vice President and Chief Financial Officer